SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              MEDIA GENERAL, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------
   MEDIA GENERAL, INC.                  The Board of Directors
-------------------------     recommends a vote FOR the following proposal.

                                      Election of Directors.

                                         CLASS A DIRECTORS        FOR   WITHHOLD
   REGISTER PUBLISHING COMPANY, INC.    -------------------       [ ]     [ ]
       INCENTIVE SAVINGS PLAN            Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES:                    FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                             THIS INSTRUCTION REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS.

Please be sure to date and sign this instruction.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

            REGISTER PUBLISHING COMPANY, INC. INCENTIVE SAVINGS PLAN

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1998

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Register Publishing Company, Inc., Incentive Savings Plan, to vote all shares of Media General, Inc. Class A Common Stock held by the Incentive Savings Plan for my account at the Annual Meeting of Stockholders of Media General, Inc. to be held on Friday, May 15, 1998, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |            PLEASE DATE, SIGN AND RETURN THIS INSTRUCTION           |
                            IN THE ENCLOSED POSTAGE
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this instruction exactly as name appears. |
      ----------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        The Board of Directors
                              recommends a vote FOR the following proposal.

-------------------------
   MEDIA GENERAL, INC.                Election of Directors
-------------------------
 EMPLOYEES' THRIFT PLAN PLUS             CLASS A DIRECTORS        FOR   WITHHOLD
                                        -------------------       [ ]     [ ]
                                         Charles A. Davis
                                       Robert V. Hatcher, Jr.
                                          John G. Medlin

RECORD DATE SHARES.                    FOR, except vote withheld for the
                                       following nominee(s):
                                       _______________________________________

                               RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT
                                           IS HEREBY ACKNOWLEDGED.

                             THIS INSTRUCTION REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED
                                    IN ACCORDANCE WITH THE RECOMMENDATION OF
                                             THE BOARD OF DIRECTORS.

Please be sure to date and sign this instruction.

Signature:_________________________________ Date:______________________

Signature:_________________________________ Date:______________________

 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
 DETACH CARD                                                       DETACH CARD

                              MEDIA GENERAL, INC.

Please sign the attached proxy card and return it promptly in the postage paid envelope provided so that your vote may be counted.

An immediate response will save the Company the expense of additional proxy mailings.

                                                           Thank you!

Class A                        MEDIA GENERAL, INC.                      Class A

                           EMPLOYEES' THRIFT PLAN PLUS

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1998

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Media General Employees' Thrift Plan Plus, to vote all shares of Media General, Inc., Class A Common Stock held by the Thrift Plan for my account at the Annual Meeting of Stockholders of Media General, Inc., to be held on Friday, May 15, 1998, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

      ----------------------------------------------------------------------
      |         PLEASE DATE, SIGN AND RETURN THIS INSTRUCTION              |
                            IN THE ENCLOSED POSTAGE
      |                 PAID ENVELOPE AS SOON AS POSSIBLE.                 |
      ----------------------------------------------------------------------
      |     Please date and sign this instruction exactly as name appears. |
      ----------------------------------------------------------------------